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                            ADVISOR CLASS SHARES OF

                            AIM GLOBAL THEME FUNDS:
                       AIM GLOBAL FINANCIAL SERVICES FUND
                         AIM GLOBAL INFRASTRUCTURE FUND
                           AIM GLOBAL RESOURCES FUND
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                          AIM GLOBAL HEALTH CARE FUND
                       AIM GLOBAL TELECOMMUNICATIONS FUND
                  (SERIES PORTFOLIOS OF AIM INVESTMENT FUNDS)

                    Supplement dated October 16, 1998 to the
          Statement of Additional Information dated September 8, 1998

Effective October 19, 1998, INVESCO (NY), Inc. will resign as (i) sub-advisor and sub-administrator to AIM Global Health Care Fund, AIM Global
Telecommunications Fund, Global Financial Services Portfolio, Global Infrastructure Portfolio, Global Resources Portfolio and Global Consumer Products and Services Portfolio and (ii) sub-administrator to AIM
Global Financial Services Fund, AIM Global Infrastructure Fund, AIM
Global Resources Fund and AIM Global Consumer Products and Services Fund.
A I M Advisors, Inc. will continue to serve as the manager and administrator for such funds and portfolios.

The first sentence in the second paragraph under the heading "NET ASSET VALUE DETERMINATION" on page 32 of the Statement of Additional Information should be deleted in its entirety and replaced with the following:

"Each equity security held by a Theme Portfolio is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid."